UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025 (June 13, 2025)

REGENERON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

000-19034	13-3444607
(Commission File Number)	(I.R.S. Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York	10591-6707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 847-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – par value $0.001 per share	REGN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting of Shareholders of Regeneron Pharmaceuticals, Inc. (“Regeneron” or the “Company”) held on June 13, 2025, Regeneron’s shareholders voted on the matters set forth below.

Proposal 1 – Election of Directors

The following nominees for Class I directors were elected to serve until the 2028 Annual Meeting of Shareholders and until their successors are duly elected and qualified based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Bonnie L. Bassler, Ph.D.	87,348,630	18,594,454	51,195	5,601,648
Michael S. Brown, M.D.	77,025,558	28,913,874	54,847	5,601,648
Leonard S. Schleifer, M.D., Ph.D.	99,271,439	6,672,701	50,139	5,601,648
George D. Yancopoulos, M.D., Ph.D.	101,367,161	4,089,290	537,828	5,601,648

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved based upon the following votes:

For:	105,462,255
Against:	6,078,716
Abstain:	54,956

Proposal 3 – Advisory Vote on Executive Compensation

The resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement on Schedule 14A filed April 29, 2025 was approved based upon the following votes:

For:	98,781,758
Against:	7,100,590
Abstain:	111,931
Broker Non-Votes:	5,601,648

Proposal 4 – Amendment to the Company’s Certificate of Incorporation to Declassify the Board of Directors

The proposal to amend the Company’s Certificate of Incorporation to declassify the board of directors was approved based upon the following votes:

For:	85,711,231
Against:	20,226,748
Abstain:	56,300
Broker Non-Votes:	5,601,648

Proposal 5 – Two Amendments to the Company’s Certificate of Incorporation to Eliminate Supermajority Vote Requirements

Proposal 5(a) – Amendment to Article IV, Section 2(e)(8) of the Company’s Certificate of Incorporation Relating to the Mandatory Conversion of Class A Stock to Common Stock upon a Transfer

The proposal to amend Article IV, Section 2(e)(8) of the Company’s Certificate of Incorporation, which required the affirmative vote of holders of the majority of the shares of Class A stock, par value $0.001 per share (“Class A stock”), outstanding, and the affirmative vote of holders of two-thirds of the shares of common stock, par value $0.001 per share (“common stock”), outstanding, each voting separately as a class, was not approved based upon the following votes:

Class A Stock

For:	0
Against:	18,081,400
Abstain:	0

Common Stock

For:	85,490,681
Against:	2,279,384
Abstain:	142,814
Broker Non-Votes:	5,601,648

Proposal 5(b) – Amendment to Article VI of the Company’s Certificate of Incorporation Relating to the Removal of Directors for Cause

The proposal to amend Article VI of the Company’s Certificate of Incorporation, which required the affirmative vote of at least 80% of the outstanding shares of all classes of capital stock entitled to vote in the election of directors, with holders of common stock and Class A stock voting together as a single class and holders of Class A stock entitled to ten votes per share, was not approved based upon the following votes:

For:	85,490,182
Against:	20,360,243
Abstain:	143,854
Broker Non-Votes:	5,601,648

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.

/s/ Joseph J. LaRosa
Joseph J. LaRosa
Executive Vice President, General Counsel and Secretary

Date: June 18, 2025